EXHIBIT 99.1
                                                                    ------------

          Dawson Geophysical Company Reports ProfitablSe Fourth Quarter

MIDLAND Texas, November 6, 2003/ PRNewswire/- The following was released by Dawson Geophysical Company (NASDAQ: DWSN - news):

Dawson Geophysical Company (NASDAQ: DWSN) today reported net income of $557,000, $0.10 per share, on revenues of $14,695,000 in the fourth quarter of its 2003 fiscal year ending September 30, 2003. These results compare to a net loss of $557,000 on revenues of $9,800,000 in the prior year period.

For the 2003 fiscal year, a net loss of $899,000, $0.16 per share, was recorded on revenues of $51,592,000, compared to a net loss of $2,292,000, $0.42 per share, on revenues of $36,078,000 in the 2002 fiscal year.

The Company attributes its improved financial performance to increased demand for its high-resolution 3-D seismic surveys and other leading edge products such as ExxonMobil-licensed high fidelity vibratory seismic (HFVS) and 9-component 3-D employing both compression and shear wave energy sources.

Contracts for future seismic surveys are expected to assure capacity operations well into calendar 2004. Profitability may be affected by a number of factors including weather conditions and timely acquisition of permits for right-of-way.

Founded in 1952, Dawson Geophysical Company acquires and processes 2-D, 3-D, 4-D and multi-component seismic data used in analyzing subsurface geologic conditions for the potential of oil and natural gas accumulation. Dawson's clients-major and intermediate-sized oil and gas companies and independent oil operators-retain exclusive rights to the information obtained.

The Company operates six land-based acquisition crews throughout the United States. Data processing is performed by geophysicists at Dawson's computer center in the Midland, Texas headquarters. The Company also provides data processing services through the Houston, Texas office.

In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, Dawson Geophysical Company cautions that statements in this press release which are forward-looking and which provide other than historical information involve risks and uncertainties that may impact the Company's actual results of operations. Please see the Company's Form 10-K for the fiscal year ended September 30, 2002 for a more complete discussion of such risk factors.

CONDENSED STATEMENTS OF OPERATIONS

                                                                             Years Ended
                                                                            September 30,
                                                          ------------------------------------------------
                                                              2003              2002              2001
                                                          ------------      ------------      ------------
Operating revenues                                        $ 51,592,000      $ 36,078,000      $ 37,878,000
Operating costs:
            Operating expenses                              46,151,000        33,205,000        33,033,000
            General and administrative                       2,421,000         2,006,000         1,819,000
            Depreciation                                     4,404,000         4,233,000         8,802,000
                                                          ------------      ------------      ------------
                                                            52,976,000        39,444,000        43,654,000

Loss from operations                                        (1,384,000)       (3,366,000)       (5,776,000)
Other income:
             Interest income                                   328,000           507,000           754,000
             Other                                             209,000            96,000            44,000
                                                          ------------      ------------      ------------
Loss before income tax                                        (847,000)       (2,763,000)       (4,978,000)

Income tax benefit (expense):
             Current                                              --             400,000              --
             Deferred                                          (52,000)           71,000              --
                                                          ------------      ------------      ------------
                                                               (52,000)          471,000              --
                                                          ------------      ------------      ------------
Net loss                                                      (899,000)       (2,292,000)       (4,978,000)
                                                          ============      ============      ============
Net loss per common share                                 $      (0.16)     $      (0.42)     $      (0.91)
                                                          ============      ============      ============
Net loss per common share-assuming dilution               $      (0.16)     $      (0.42)     $      (0.91)
                                                          ============      ============      ============
Weighted average equivalent common shares outstanding        5,484,593         5,462,936         5,442,627
                                                          ============      ============      ============
Weighted average equivalent common
   shares outstanding-assuming dilution                      5,484,593         5,462,936         5,442,627
                                                          ============      ============      ============

BALANCE SHEETS

                                                                           September 30,
                                                                  -------------------------------
                                                                      2003              2002
                                                                  ------------      ------------
ASSETS
CURRENT ASSETS:
             Cash and cash equivalents                            $  3,389,000      $  1,309,000
             Short-term investments                                  8,623,000        15,716,000
             Accounts receivable, net of allowance
                for doubtful accounts of $127,000 in
                2003 and $71,000 in 2002                             9,713,000         7,613,000
             Income taxes receivable                                      --             400,000
             Prepaid expenses                                          287,000           220,000
                                                                  ------------      ------------

                        Total current assets                        22,012,000        25,258,000

PROPERTY, PLANT AND EQUIPMENT                                       81,585,000        75,649,000
              Less accumulated depreciation                        (60,805,000)      (56,616,000)
                                                                  ------------      ------------

                        Net property, plant and equipment           20,780,000        19,033,000
                                                                  ------------      ------------

                                                                  $ 42,792,000      $ 44,291,000
                                                                  ============      ============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
             Accounts payable                                     $  1,237,000      $  2,066,000
             Accrued liabilities:
                Payroll costs and other taxes                          478,000           342,000
                Other                                                  415,000           297,000
                                                                  ------------      ------------

                        Total current liabilities                    2,130,000         2,705,000
                                                                  ------------      ------------

STOCKHOLDERS' EQUITY:
             Preferred stock-par value $1.00 per share;
                5,000,000 shares authorized, none outstanding             --                --
             Common stock-par value $.33 1/3 per share;
                10,000,000 shares authorized, 5,487,794
                and 5,467,294 shares issued and outstanding
                in 2003 and 2002, respectively                       1,829,000         1,822,000
             Additional paid-in capital                             38,931,000        38,863,000
             Other comprehensive income, net of tax                     37,000           137,000
             Retained earnings (deficit)                              (135,000)          764,000
                                                                  ------------      ------------

                        Total stockholders' equity                  40,662,000        41,586,000
                                                                  ------------      ------------

                                                                  $ 42,792,000      $ 44,291,000
                                                                  ============      ============


FOR ADDITIONAL INFORMATION CONTACT:
L. Decker Dawson, Chairman
Christina W. Hagan, Chief Financial Officer

Telephone 432-684-3000